Exhibit 10.11
                                  -------------

                            DELL FINANCIAL SERVICES

                             LEASE NO: 004591649-002

FULL LEGAL NAME OF LESSEE          BILLING ADDRESS, CITY, STATE, ZIP CODE
FED ID/SOC NUMBER

SYNTHONICS TECHNOLOGIES INC.       31324 VIA COLINAS, STE 106
                                   THOUSAND OAKS, CA 91362

LEASE TERM (MONTHS)                36

MONTHLY RENT PAYMENT               $157.46          Subject to Applicable Tax

MONTHLY PERSONAL
PROPERTY MGMT FEE                  $2.71            Subject to Applicable Tax

DOCUMENTATION FEE                  $55.00           Subject to Applicable Tax

TYPE OF BUSINESS:                          COMMITMENT FEE (MUST ACCOMPANY LEASE)
-----------------                          ------------------------------------
XX        Corporation                      0 Advance Rent Payments =     $.00
____      Proprietorship                          Applicable Taxes =     $.00
____      Limited Liability Company                          Total =     $.00
____      General Partnership
____      Limited Partnership
____      Limited Liability Partnership     *Advance rent payments are applied
____      Not for Profit                    in the following order: first, last
____      Municipality                      and then in the reverse order due.

EQUIPMENT LOCATION:                GENERAL EQUIPMENT DESCRIPTION/SUPPLIER:
                                   ---------------------------------------
                                   See Attachment A

GUARANTOR (IF ANY):                GUARANTOR (IF ANY):
FED ID/SOC SEC NUMBER              FED ID/SOC SEC NUMBER

                                   END OF LEASE PURCHASE OPTION:
                                   --------------------------------------
                                   10% Acquisition Cost


                          TERMS AND CONDITIONS OF LEASE

     The undersigned Lessee agrees to rent from Lessor and Lessor agrees to rent the above described equipment and/or computer software (the "Equipment") subject to all of the terms and conditions herein (the "Lease"). Lessee hereby warrants and represents that the Equipment will be used primarily for business purposes and not for personal, family or household purposes and not for personal, family or household purposes.

     LESSOR DISCLAIMS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE EQUIPMENT. LESSOR HEREBY ASSIGNS ALL WARRANTIES MADE TO LESSOR BY SUPPLIER AND/OR MANUFACTURER TO LESSEE, AND LESSEE AGREES THAT ALL CLAIMS OF ANY KIND RELATING TO THE EQUIPMENT SHALL BE MADE AGAINST SUPPLIER AND/OR MANUFACTURER. THIS LEASE IS NON-CANCELABLE, THE OBLIGATION TO PAY ALL RENT PAYMENTS AND OTHER AMOUNTS PAYABLE UNDER THIS LEASE IS ABSOLUTE AND UNCONDITIONAL, DESPITE ANY DISSATISFACTION WITH THE EQUIPMENT FOR ANY REASON, SHALL NOT BE AFFECTED BY ANY EVENT OR CIRCUMSTANCE, AND SHALL BE PAID BY LESSEE IRRESPECTIVE OF ANY RIGHT OF OFF-SET, COUNTERCLAIM, RECOUPMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST LESSOR, THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT OR ANY OTHER THIRD PARTY.

     Equipment shall be deemed accepted for purposes of this Lease five (5) business days after shipment.

     1. Term; Rent: The term of the Lease ("Lease Term") shall commence five (5) business days after shipment (the "Commencement Date"). Lessee agrees to pay Lessor or its assignees during the Lease Term, in U.S. Dollars, at an address to be provided by Lessor, the total Rent Payments ("Rent Payments") as specified herein. The first Rent Payment is due on the Commencement Date, and subsequent Rent Payments are due on the same date of each month thereafter (or the last day of the month if there is no such date). Lessee hereby authorizes Lessor to adjust the Rent Payment by not more than 15% if the actual Acquisition Cost (which is all amounts Lessor has paid or will pay in connection with the purchase, delivery, and installation of the equipment, including any trade-up and buy-out amounts) differs from the estimated Acquisition Cost. If any Rent Payment or other amount payable to Lessor is not paid within 5 (5) days after the due date thereof, Lessee shall pay to Lessor interest on any such late payment from the due date thereof until payment at a rate of 18% per annum or, if less, the highest interest rate permitted by applicable law. At the end of the Lease Term, this Lease will automatically renew for additional three-month periods on the same terms and conditions (including the same monthly Rent Payments) unless Lessee gives Lessor ninety (90) days written notice prior to the expiration of the Lease Term or any three-month renewal term and returns the Equipment to the Lessor as provided herein.

     2. Selection and Ordering of Equipment: Lessee shall select the type and quantity of the Equipment subject to this Lease. If Lessee has entered into a purchase agreement with any supplier, Lessee hereby assigns all right, title and interest in such purchase agreement to Lessor effective prior to the passages of title from supplier to Lessee.

     3. Location; Use; Maintenance: Except for mobile Equipment (e.g. laptop computers), Lessee shall use the Equipment solely at the location specified in the Lease, or if none is specified, at Lessee's billing address set forth in the Lease, and the Equipment shall not be moved without Lessor's prior written consent. Lessee shall, at its expense, maintain the Equipment in good repair condition, and functional order, shall not use the Equipment unlawfully or unsafely and shall not alter the Equipment without Lessor's prior written consent. Lessor, its assignees and agents shall have the right to inspect the Equipment at the premises where the Equipment is located. Lessee shall use the computer software in accordance with the software license agreement.

     4. Title; Personal Property; Filing: The Equipment is, and shall at all times remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. Lessee grants Lessor a purchase money security interest in the Equipment and shall keep the Equipment free from any and all liens, encumbrances and claims, except those created by Lessor, and shall do or permit any act or thing whereby Lessor's title of rights may be encumbered or impaired. So long as Lessee is not in Default hereunder, Lessor agrees not to interfere with Lessee's quiet use and enjoyment of the Equipment during the Lease Term or any renewal term. The Equipment is and shall at all times remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become in any manner affixed or attached to real property or any improvements thereof. All additions or improvements to the Equipment of any kind or nature ,made by Lessee shall become component parts thereof, and title shall immediately vest in Lessor and be governed by the terms of this Lease. Lessee will, if requested, at its expense, furnish a landlord or mortgagee waiver with respect to the Equipment in form satisfactory to Lessor. Lessee hereby appoints Lessor its attorney-in-fact to prepare, execute and sign any instrument or financing statement necessary to protect Lessor's interest in the Equipment, to sign the name of Lessee with the same force and effect as if signed by Lessee and to file the same at the proper location or locations. Lessee further agrees, if Lessor so requests, to execute any instrument or financing statement necessary to protect Lessor's interest in the Equipment and to pay a one-time Documentation Fee to cover Lessor's costs for such filing and other documentation costs.

     5. Loss or Damage: Lessee assumes and shall bear the entire risk of loss, theft, destruction or damage of or to the Equipment or any item thereof ("Loss or Damage") from any cause whatsoever, whether or not covered by insurance, from time to time the Equipment is delivered to a carrier for shipment to Lessee until its return to Lessor, and no such loss or damage shall result in a termination of Lessee's obligations under this Lease. Lessee shall promptly notify Lessor, and, at the option of Lessor, shall (1) at Lessee's expense, repair the affected items of Equipment to the satisfaction of Lessor, or (2) at Lessee's expense, and to the satisfaction of Lessor replace the affected items of Equipment with similar or like equipment in good condition and repair and of similar manufacture and equal or greater capacity and capability, with clear title thereto in Lessor; or (3) make payment to Lessor in an amount equal to the sum of (i) all Rent Payments on all the Equipment or other amounts past due (plus interest thereon) or currently owed to Lessor under this Lease, including unpaid taxes and (ii) all future Rent Payments that would accrue over the remaining Lease Term plus the estimated fair market value of all of the Equipment at the end of the Lease Term, such sum to be discounted to present value at a discount rate equal to the lesser of six (6) percent of the latest 1 year Treasury Note rate, or if required under applicable law, the lowest effective discount rate allowable under applicable law ("Discount Rate"). Upon Lessor's receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in the Equipment, as-is-where-is, without any warranty, express or implied, including warranty of merchantability or fitness for any particular purpose.

     6. Insurance: Lessee shall provide, maintain and pay for (a) insurance against the loss or theft of or damage to the Equipment, for the full replacement value thereof, naming Lessor (and/or such other person designated by Lessor) as a loss payee and (b) public liability and property damage insurance naming Lessor (and/or such other person designated by Lessor) as an additional insured. All insurance shall be in a form and amount and with companies satisfactory to Lessor and shall contain the insurer's agreement to give thirty
(30) days written notice to Lessor before cancellation or material change of the policy. Upon Lessor's request, Lessee shall deliver the policies or copies thereof or certificates of insurance to Lessor (and/or such other person designated by Lessor). If Lessee fails to provide or maintain such insurance, Lessor shall have the right, but shall not be obligated to obtain such insurance and in such event, Lessee shall repay to Lessor the cost thereof with the next Rent Payment (not reduced by any amount paid to Lessor as refund or commission). Lessor reserves the right to terminate any insurance coverage it may obtain and Lessor may allow any such insurance coverage to lapse without liability to Lessee. Lessee hereby appoints Lessor its attorney-in-fact to make claims for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any insurance policies.

     7. Taxes: Lessee shall pay or reimburse Lessor for all charges taxes (local, state and federal), fines or penalties which may now or hereafter be imposed or levied upon the sale, purchase, ownership, leasing or use of the Equipment, excluding taxes on Lessor's net income. Lessor may, at its option, charge Lessee a liquidated monthly personal property management fee, to be added to Rent Payments owed under this Lease.

     8. Return: upon expiration of the Lease Term if not renewed or purchase, or upon demand by Lessor pursuant to paragraph 11 hereof, Lessee, at its expense, shall return the Equipment (including but not limited to original software, media, documentation, manuals, cables, power cords, keys, etc.) in good repair and operable condition, ordinary wear and tear excepted, to such place or on board such carrier, freight prepaid, packed for shipping as Lessor may specify. Lessee shall immediately pay to Lessor any cost of replacement or repair. Should Lessee fail to comply with the provisions described above, the term of the Lease shall be extended as outlined in paragraph 1.

     9. Purchase Option: Unless otherwise provided for, if no Default shall have occurred and be continuing end of this Lease shall not have been earlier terminated, Lessee shall be entitled, at its option, upon written notice to Lessor at least ninety (90) days prior to the end of the Lease Term or any renewal term, to purchase from Lessor all, but not less than all, of the Equipment at the end of such term for the amount of the purchase options set forth above which if it's the then fair market value of the Equipment shall be as determined by Lessor, based on the value which would be obtained in an arm's length transaction between an informed and willing buyer and an informed and willing seller under no compulsion to sell. On the date of such purchase, Lessee shall pay to Lessor the full purchase price for the Equipment in cash (plus any taxes levied thereon) and Lessor shall sell the Equipment to Lessee, AS-IS-WHERE-IS, WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, WHATSOEVER, INCLUDING WITHOUT LIMITATION, WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

     10. Assignability: (a) Without Lessor's prior written consent, Lessee shall not (1) assign, transfer, pledge, hypothecate or otherwise dispose of this Lease, any of the Equipment, or any interest therein; or (2) sublet or lend any of the Equipment or permit any of the Equipment to be used by anyone other than Lessee or Lessee's employees. Any buyer of all Lessee's assets shall, without further action, assume the obligations under this Lease. (b) Lessor may sell or assign this Lease or the Equipment or grant a security interest in the Equipment in whole or part without notice to Lessee, and Lessor's purchaser, assignee or secured party may then sell or assign this Lease or the Equipment or grant a security interest in the Equipment in whole or part without notice to Lessee, and Lessor's purchaser, assignee or secured party may then sell or assign this Lease or the Equipment or the security interest without notice to Lessee. Each such purchaser, assignee or secured party shall have all the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize such sales, assignments and/or security agreements and shall not assert against the purchasers, assignees and/or secured parties any defense, counter-claim or offset Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, legatees, personnel representatives, successors and assigns of the parties hereto.

     11. Default and Remedies: (a) Lessee shall be in Default ("Default") if (1) Lessee fails to pay any Rent Payment or any other amount due under this Lease within five (5) days after the same becomes due and payable; (2) Lessee fails to make any payments on any lease or indebtedness of Lessee to Lessor arising independently of this Lease. In each case within five (5) days after the same becomes due and payable; (3) Lessee fails to perform or observe any term or covenant contained in this Lease; (4) Lessee or any Guarantor becomes insolvent (however defined) ceases business as a going concern, makes an assignment for the benefit of creditors, causes a petition of receivership or in a bankruptcy to be filed or have the same filed against it (including a petition for reorganization or an arrangement), dies or is judicially declared incompetent:
(5) Lessee or any Guarantor has made or furnished to Lessor any warranty, representation or statement which is proven to have been false in any material respect when made or furnished; (6) Lessee attempts to sell or encumber the Equipment, or suffers any levy, seizure or attachment to be made thereof or thereon; or (7) Lessee commits or fails to commit any act which results in jeopardizing the rights of Lessor or causes Lessor to deem itself insecure as to its rights, (b) If Lease is in Default. Lessor, with or without notice to Lessee, shall have the right to exercise concurrently or separately, and without any election of remedies to be deemed made, the following remedies: (1) declare all Rent Payments due hereunder immediately due and payable: (2) terminate this Lease; (3) without incurring any liability to Lessee, enter upon Lessee's premises and without any court order or other process of law remove the Equipment with or without notice to the Lessee; (4) sell or lease the Equipment at public auction or by private sale or lease; (5) bring an action for damages or pursue any other remedy available at law or equity. (c) Whether or not Lessor exercise any of its rights described in this paragraph 11, Lessor may recover from Lessee as liquidated damages, and not as a penalty, a sum equal to: (1) all unpaid Rent Payments including unpaid taxes (together with interest thereon) due up to the date of delivery of the Equipment to Lessor; plus (2) all expenses of any kind incurred by Lessor as a result of Lessee's Default including cost of recovery, repair, storage, renting and sale, and attorneys' fees and costs; plus
(3) all unpaid rent Payments due and to become due after the date of surrender of the Equipment to Lessor, together with the estimated fair market value of the Equipment both discounted to present value at the Discount Rate; minus (4) the proceeds (if any) received or to be received upon re-lease (discounted to present value at the Discount Rate) or actual sale of the Equipment or any item thereof as determined by Lessor which determination shall be conclusive. Lessee understands that there can be no assurance that Lessor will be able to re-lease or sell the Equipment or any item thereof in such circumstances.

     12. Indemnity: Lessee shall indemnify, protect and hold harmless Lessor and its employees, agents and assigns from and against all liabilities (including negligence, tort, and strict liability), claims, costs (including attorneys' fees and expenses), actions, suits and proceedings of every kind, arising out of or in connection with this Lease or the Equipment.

     13. Choice of Law; Arbitration: THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF ILLINOIS. Any claim or controversy, including any contract or tort claim, between or among Lessor, Lessee or any Guarantor related to this Lease, but excluding any claim or controversy related to the Equipment or manufacturer warranties shall be determined by binding arbitration in accordance with Title 9 of the U.S. Code and the Commercial Arbitration Rules of the American Arbitration Association. All statutes otherwise applicable shall apply. Judgment upon the arbitration award may be entered in any court having jurisdiction. This paragraph shall not apply, in the event Lessee or Guarantor Defaults, to Lessor's right to obtain possession of the Equipment and to bring suit for any amounts due. This Lease is made in interstate commerce.

     14. Finance Lease: Lessee hereby agrees that this Lease is a "finance lease" as defined by Article 2A of the Illinois Commercial Code, that is Lessee acknowledges that (1) Lessor did not select manufacture or supply the Equipment, but did purchase the Equipment for lease to Lessee; and (2) Lessor has given Lessee the name of the supplier of the Equipment. Lessee may have rights and warranties under the supply contracts for the Equipment and Lessee may contact the supplier of the Equipment for a description of those rights and warranties. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee by Article 2A.

     15. Miscellaneous: All of the covenants required of Lessee under this Lease shall survive the expiration of termination of this Lease to the extent required for their full observances and performance. This Lease constitutes the entire agreement between Lessor and Lessee and is irrevocable for the Lease Term and for the aggregate Rent Payments herein-above reserved, and it shall not be amended, altered, or changed except by a written agreement signed by the parties hereto. All notices under this Lease shall be in writing and shall be deemed to have been duly given on the date of receipted delivery of four (4) business days after they are mailed to the respective address herein set forth or to such other address as the parties may hereafter substitute by written notice. Time is of the essence in this Lease. Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision hereof shall not be construed as a consent or waiver of any other breach of the same or any provision. If any portion of this Lease is deemed invalid, it shall not affect the balance of this Lease.

BY SIGNING THIS LEASE, LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS ON THE FIRST, SECOND AND THIRD PAGES OF THIS LEASE. LESSEE REPRESENTS AND WARRANTS THAT THE INFORMATION IN ANY APPLICATION, STATEMENT, TRADE REFERENCE OR FINANCIAL REPORT SUBMITTED TO LESSOR IS TRUE AND CORRECT AND UNDERSTANDS THAT ANY MATERIAL MISREPRESENTATION SHALL CONSTITUTE A DEFAULT HEREUNDER. LESSEE FURTHER REPRESENTS AND WARRANTS THAT LESSEE HAS FULL POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS LEASE AND PERFORM ITS OBLIGATIONS
HEREUNDER, THAT THIS LEASE IS A VALID AND BINDING OBLIGATION OF LESSEE ENFORCEABLE AGAINST LESSEE IN ACCORDANCE WITH ITS TERMS AND THAT THE PERSON EXECUTING THIS LEASE ON BEHALF OF LESSEE IS DULY AUTHORIZED TO DO SO BY ALL NECESSARY ACTION ON THE PART OF LESSEE.

LESSEE:                                      LESSOR:
------------------------------------         -----------------------------------
SYNTHONICS TECHNOLOGIES INC                  Dell Financial Services L.P.
                                             P.O. Box 811550
                                             Chicago, IL 60681-1550
                                             (800) 955-3355
                                             FAX (512) 728-9091

/s/  F. Michael Budd
------------------------------------         -----------------------------------
By:  F. Michael Budd                         SIGNATURE
Its: President & CEO

Date: 5/22/98                                Date:

                             LEASE NO: 004591649-002

                                 LEASE AGREEMENT
                                  ATTACHMENT A

Attached hereto and apart hereof lease NO: 004591649-002 between DELL Financial services L.P. as Lessor and SYNTHONICS TECHNOLOGIES INC as Lessee

LESSEE:                                      LESSOR:
------------------------------------         -----------------------------------
SYNTHONICS TECHNOLOGIES INC                  Dell Financial Services L.P.
                                             P.O. Box 811550
                                             Chicago, IL 60681-1550
                                             (800) 955-3355
                                             FAX (512) 728-9091

/s/  F. Michael Budd
------------------------------------         -----------------------------------
By:  F. Michael Budd                         SIGNATURE
Its: President & CEO

Date: 5/22/98                                Date:


Equipment Location:
------------------
31324 VIA COLINAS, STE 106, THOUSAND  OAKS, CA 91362


General Equipment Description Supplier:
--------------------------------------
Dell Order # 161205919

Description                                            Quantity
--------------------------------------       ----------------------------------
INSPIRON M233XT, 13.3" XGA, 16MB, CD                        1
NO MODEM OPTION, ALL NBKS TIED                              1
64MB 1DIMM, 64MB 1 DIMM, 144TOTAL, INSP, FACT               1
LI-ION SECONDARY BATTERY, 40WHR, INSP, FACT                 1
10/24X CDROM, 680M, INSP, FACT                              1
6.4GB HD, 12.5MM, INSP, FACT                                1
MICROSOFT IE4.0, FACT                                       1
W98, ELIGIBILITY, XPS, INSP, AMF, FACT                      1
WINDOWS 95 W/CD                                             1
PORT RPD RESP, INIT, INCLUDED                               1
MS OFFICE PRO97/BSHELF, CDWD, FAC, US, 13000                1
NO WARRANTY, YRS 2 & 3, L1                                  1


All other terms and conditions of the lease shall remain unchanged